GENERAL	3 Months Ended
Mar. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 – GENERAL

Vascular Biogenics Ltd. (“VBL” or the “Company”) is a biopharmaceutical company that has historically focused on developing targeted therapies for immune-inflammatory diseases and cancer. VBL’s goal has been to provide differentiated targeted therapeutics to address the underlying cause of diseases where treatment options are limited.

VBL’s sole product candidate, VB-601, is a targeted antibody for immune-inflammatory applications that has shown disease-modifying activity across multiple preclinical models including multiple sclerosis, rheumatoid arthritis, non-alcoholic steatohepatitis (“NASH”) and inflammatory bowel disease. VB-601 was developed using VBL’s monocyte targeting technology (“MTT”) and is designed to specifically inhibit monocyte migration. In October 2022, VBL submitted an application to the Israel Ministry of Health and institutional review board (“IRB”) for a first-in-human Phase 1 trial evaluating VB-601 in healthy volunteers. Production of current good manufacturing practice grade material of VB-601 for the Phase 1 trial was completed using a third party vendor. Initiation of this trial is subject to the progress and outcome of VBL’s corporate strategic process, and VBL plans to monetize this asset prior to or concurrent with the Merger rather than pursue clinical development internally.

Proposed Merger with Notable Labs, Inc.

On February 22, 2023, VBL entered into a Merger Agreement (the “Merger Agreement”) with Notable Labs, Inc., a Delaware corporation (“Notable”), and Vibrant Merger Sub, Inc., a Delaware corporation and VBL’s direct, wholly-owned subsidiary, pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Notable will be merged with and into Merger Sub at the effective time (“Effective Time”), with Notable continuing after the merger as the surviving corporation and VBL’s wholly-owned subsidiary (such transaction, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

At the Effective Time, each outstanding share of Notable capital stock will be converted into the right to receive VBL ordinary shares, as set forth in the Merger Agreement. Under the exchange ratio formula in the Merger Agreement, immediately following the Effective Time, the former Notable securityholders are expected to own approximately 76% of VBL ordinary shares outstanding on a fully diluted basis and subject to adjustment and securityholders of VBL as of immediately prior to the Effective Time are expected to own approximately 24% of the VBL ordinary shares outstanding on a fully diluted basis and subject to adjustment. Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on the level of VBL’s Net Cash (as defined in the Merger Agreement) relative to Target Net Cash (as defined in the Merger Agreement) at the closing of the Merger, and the terms and net proceeds of Notable’s pre-closing financing, and the capitalization of VBL and Notable. There can be no assurances as to VBL’s level of Net Cash between the signing of the Merger Agreement and the closing of the Merger.

The Merger Agreement contains a customary “no-shop” provision under which neither VBL nor Notable is permitted to (i) solicit any alternative acquisition proposals, (ii) furnish any non-public information to any person in connection with or in response to any alternative acquisition proposal, (iii) engage in any negotiations or discussions with any person with respect to any alternative acquisition proposal, (iv) approve, endorse or recommend any alternative acquisition proposal, or (v) execute or enter into any agreement relating to any alternative acquisition proposal. The “no-shop” provision is subject to certain exceptions that permit the board of directors of either party to comply with its fiduciary duties, which, under certain circumstances, would enable VBL or Notable to provide information to, and enter into discussions or negotiations with, third parties in response to any alternative acquisition proposals.

The Merger Agreement contains customary representations, warranties and covenants made by Notable and VBL, including representations relating to obtaining the requisite approvals of the securityholders of Notable and VBL, agreements relating to indemnification of directors and officers, and covenants relating to Notable’s and VBL’s conduct of their respective businesses between the date of signing the Merger Agreement and the Effective Time.

The Merger Agreement provides each of VBL and Notable with specified termination rights, and further provides that, upon termination of the Merger Agreement under specified circumstances, the terminating party may be required to pay the other party a termination fee of $2,500,000. In addition, in connection with certain terminations of the Merger Agreement, VBL may be required to pay Notable’s out-of-pocket fees and expenses up to $500,000, or Notable may be required to pay VBL’s out-of-pocket fees and expenses up to $500,000.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined organization will consist of up to seven directors, with one director designated by VBL. Upon the closing of the transaction, the combined organization will be led by Notable’s chief executive officer and executive management team. In connection with the Merger, VBL will seek to amend its articles of association to: (i) effect an increase of VBL’s registered share capital and/or effect a reverse split of VBL ordinary shares at a ratio to be determined; (ii) change VBL’s name to “Notable Labs, Ltd.”; and (iii) make other such changes as mutually agreeable to VBL and Notable.

VBL’s and Notable’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approval of VBL’s shareholders, obtaining the requisite approval of Notable’s stockholders, proceeds of Notable’s pre-closing financing, net of certain specified expenses, not being less than $5,000,000 and VBL’s Net Cash not being less than $15,000,000.

In connection with the execution of the Merger Agreement, VBL and Notable entered into shareholder support agreements with VBL’s current directors and executive officers who currently collectively beneficially own or control an aggregate of approximately 2.5% of the outstanding VBL ordinary shares. These shareholder support agreements provide that, among other things, each of the shareholders has agreed to vote or cause to be voted all of its VBL ordinary shares beneficially owned by such shareholder in favor of the issuance of VBL ordinary shares in the Merger at the VBL shareholder meeting to be held in connection with the Merger.

Although VBL has entered into the Merger Agreement and intends to consummate the proposed Merger, there is no assurance that VBL will be able to successfully consummate the proposed Merger on a timely basis, or at all. If, for any reason, the proposed Merger is not completed, VBL will reconsider its strategic alternatives and could pursue other courses of action.

Asset Sale- Modi’in Facility

On February 15, 2023, VBL entered into a purchase agreement providing for the sale of VBL’s rights to the Modi’in manufacturing facility, along with certain tangible assets and equipment located therein for $7.1 million. In addition, VBL accrued a liability for a potential payment to the Israeli Innovation Authority (“IIA”) as a result of the sale, which was recorded against the capital gain. VBL intends to use the proceeds from the asset sale to meet the $15.0 million minimum Net Cash closing condition provided in the Merger Agreement and are disposing of such rights in contemplation of the Merger (although completion of such asset sale is not a condition to the Merger). There can be no guarantee that VBL will have sufficient funds to satisfy the minimum Net Cash closing required pursuant to the Merger Agreement. VBL completed the asset sale on March 9, 2023 and retained the right to use a portion of the space for a nominal fee until July 31, 2023.

Since inception, VBL has incurred significant losses, and it expects to continue to incur significant expenses and losses for at least the next several years. As of March 31, 2023, VBL had an accumulated deficit of $297.0 million and cash, cash equivalents, short-term bank deposits and restricted bank deposits of approximately $26.5 million. Based on its current cash resources, and successful implementation of its reduction in workforce, VBL believes its current cash will be sufficient to fund estimated operating expenses and capital expenditure requirements for at least 12 months from the date of the filing of these financial statements. VBL is undertaking a review of its strategic options and any transactions resulting from such review may impact this projection. Further, its losses may fluctuate significantly from quarter to quarter and year to year, depending on the timing of its potential future clinical trials, the receipt of payments under any future collaboration agreements it may enter into, its expenditures on other research and development activities, as well as any strategic options it may pursue. VBL may seek to raise more capital to pursue additional activities, including through a combination of private and public equity offerings, debt, government grants, strategic collaborations and licensing arrangements. Additional financing may not be available when VBL needs it or may not be available on terms that are favorable to VBL.

If VBL is unable to raise additional funds through equity or debt financings or through strategic alliances when needed or conclude any strategic transaction for its assets to maximize shareholder value, it may be required to delay, limit, reduce or terminate its product development efforts or cease operations altogether. Failure to obtain additional financing will have a material, adverse impact on the Company’s business operations and there can be no assurance that VBL will be able to obtain the needed financing to achieve its goals on acceptable terms or at all.